UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2013

CBRE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32205	94-3391143
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11150 Santa Monica Boulevard, Suite 1600 Los Angeles, California		90025
(Address of Principal Executive Offices)		(Zip Code)

(310) 405-8900

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K is filed by CBRE Group, Inc., a Delaware corporation (the “Company”), in connection with the matters described herein.

Item 1.01	Entry into a Material Definitive Agreement.

Fifth Supplemental Indenture

On April 10, 2013, CBRE/LJM – Nevada, Inc., a Nevada corporation (“CBRE Nevada”), CBRE Consulting, Inc., a California corporation (“CBRE Consulting”), CBRE Partner, Inc., a Delaware corporation (“CBRE Partner”), and Wells Fargo Bank, National Association, as trustee (the “Trustee”), entered into a Fifth Supplemental Indenture (the “Fifth Supplemental Indenture”) to the Indenture, dated as of June 18, 2009 (as amended, the “11.625% Notes Indenture”), among the Company, CBRE Services, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company (“Services”), certain other subsidiaries of Services (the “Existing Subsidiary Guarantors”) and the Trustee. Pursuant to the Fifth Supplemental Indenture, each of CBRE Nevada, CBRE Consulting and CBRE Partner agreed to fully and unconditionally guarantee all of Services’ obligations under the 11.625% Notes Indenture with respect to the 11.625% Senior Subordinated Notes due 2017, on the terms set forth therein.

Fourth Supplemental Indenture

On April 10, 2013, CBRE Nevada, CBRE Consulting, CBRE Partner and the Trustee entered into a Fourth Supplemental Indenture (the “Fourth Supplemental Indenture”) to the Indenture, dated as of October 8, 2010 (as amended, the “6.625% Notes Indenture”), among the Company, Services, the Existing Subsidiary Guarantors and the Trustee. Pursuant to the Fourth Supplemental Indenture, each of CBRE Nevada, CBRE Consulting and CBRE Partner agreed to fully and unconditionally guarantee all of Services’ obligations under the 6.625% Notes Indenture with respect to the 6.625% Senior Notes due 2020, on the terms set forth therein.

Second Supplemental Indenture

On April 10, 2013, CBRE Nevada, CBRE Consulting, Services and the Trustee entered into a Second Supplemental Indenture (the “Second Supplemental Indenture”) to the Indenture, dated as of March 14, 2013 (as amended by the First Supplemental Indenture thereto dated as of March 14, 2013, the “5.00% Notes Indenture”), among the Company, Services, the Existing Subsidiary Guarantors and the Trustee. Pursuant to the Second Supplemental Indenture, each of CBRE Nevada and CBRE Consulting agreed to unconditionally guarantee all of Services obligations under the 5.00% Notes Indenture with respect to the 5.00% Senior Notes due 2023, on the terms set forth therein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The following documents are attached as exhibits to this Current Report on Form 8-K:

Exhibit Number	Description
4.1	Form of Supplemental Indenture among certain new U.S. subsidiaries from time-to-time and Wells Fargo Bank, National Association, as trustee, for the 11.625% Senior Subordinated Notes due June 15, 2017 (incorporated herein by reference to Exhibit 4.1 to the Current Report on Form 8-K of CBRE Group, Inc. filed on July 29, 2011)

4.2	Form of Supplemental Indenture among certain new U.S. subsidiaries from time-to-time and Wells Fargo Bank, National Association, as trustee, for the 6.625% Senior Notes due October 15, 2020 (incorporated herein by reference to Exhibit 4.2 to the Current Report on Form 8-K of CBRE Group, Inc. filed on July 29, 2011)

4.3	Form of Supplemental Indenture among certain U.S. subsidiaries from time-to-time and Wells Fargo Bank, National Association, as trustee, for the 5.00% Senior Notes due March 15, 2023

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 16, 2013	CBRE GROUP, INC.

	By:	/s/ GIL BOROK
Gil Borok
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
4.1	Form of Supplemental Indenture among certain new U.S. subsidiaries from time-to-time and Wells Fargo Bank, National Association, as trustee, for the 11.625% Senior Subordinated Notes due June 15, 2017 (incorporated herein by reference to Exhibit 4.1 to the Current Report on Form 8-K of CBRE Group, Inc. filed on July 29, 2011)

4.2	Form of Supplemental Indenture among certain new U.S. subsidiaries from time-to-time and Wells Fargo Bank, National Association, as trustee, for the 6.625% Senior Notes due October 15, 2020 (incorporated herein by reference to Exhibit 4.2 to the Current Report on Form 8-K of CBRE Group, Inc. filed on July 29, 2011)

4.3	Form of Supplemental Indenture among certain U.S. subsidiaries from time-to-time and Wells Fargo Bank, National Association, as trustee, for the 5.00% Senior Notes due March 15, 2023

4